UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2015

H&R BLOCK, INC.

(Exact name of registrant as specified in charter)

Missouri	1-6089	44-0607856
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105

(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 25, 2015, H&R Block, Inc. (the “Company”) and Block Financial LLC (“Block Financial”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), in connection with the issuance and sale by Block Financial of $650.0 million principal amount of its 4.125% Notes due 2020 (the “2020 Notes”) and $350.0 million principal amount of its 5.250% Notes due 2025 (the “2025 Notes” and, together with the 2020 Notes, the “Notes”), which are fully and unconditionally guaranteed by the Company pursuant to guarantees (the “Guarantees”) endorsed on the Notes. The closing of the sale of the Notes occurred on September 30, 2015. The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to a registration statement (the “Registration Statement”) on Form S-3 (File No. 333-206790).

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and Block Financial, conditions to closing, indemnification obligations of the Company, Block Financial and the Underwriters, and termination and other customary provisions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Notes were issued pursuant to the Indenture, dated as of October 20, 1997 (the “Base Indenture”), among the Company, Block Financial (formerly known as Block Financial Corporation) and Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company, “DBT”), as supplemented by that certain Second Supplemental Indenture, dated September 30, 2015, among the Company, Block Financial, DBT and U.S. Bank National Association (the “Second Supplemental Indenture”), designating U.S. Bank National Association as separate trustee for the Notes, and that certain Officers’ Certificate, dated September 30, 2015 (the “Officers’ Certificate” and, together with the Base Indenture and the Second Supplemental Indenture, the “Indenture”), establishing the terms of the Notes.

The 2020 Notes bear interest at 4.125% per annum and will mature on October 1, 2020, and the 2025 Notes bear interest at 5.250% per annum and will mature on October 1, 2025. Interest on each series of notes is payable on April 1 and October 1 of each year, beginning April 1, 2016. At any time and from time to time prior to September 1, 2020 (in the case of the 2020 Notes, which is the date that is one month prior to the maturity date), or July 1, 2025 (in the case of the 2025 Notes, which is the date that is three months prior to the maturity date), Block Financial may redeem the applicable series of Notes, in whole or in part, at the applicable “make-whole” redemption price set forth in the Indenture. At any time and from time to time on or after September 1, 2020 (in the case of the 2020 Notes) and July 1, 2025 (in the case of the 2025 Notes), Block Financial may redeem some or all of the applicable series of Notes at a redemption price equal to 100% of the principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest thereon, as described in the Indenture.

The Indenture contains certain restrictions, including a limitation on the Company’s ability and the ability of its subsidiaries to incur liens and to consolidate, merge or transfer all or substantially all of their assets, and requires Block Financial to offer to repurchase the Notes of either series upon certain change of control triggering events set forth in the Indenture. These covenants are subject to important limitations and exceptions, as described in the Indenture. The Indenture also contains customary events of default.

The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to the Base Indenture, which is filed as Exhibit 4(a) to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 1997, the Second Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Officers’ Certificate (including the forms of the 2020 Notes and the 2025 Notes attached thereto), which is filed as Exhibit 4.2 hereto, each of which is incorporated by reference herein.

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement, filed as Exhibit 1.1 hereto; (ii) the Second Supplemental Indenture, filed as Exhibit 4.1 hereto; (iii) the Officers’ Certificate, filed as Exhibit 4.2 hereto (including the form of the 2020 Note, including the notation of Guarantee, and the form of the 2025 Note, including the notation of Guarantee); and (iv) the opinions of counsel addressing the validity of the Notes and the Guarantees, filed as Exhibit 5.1 and Exhibit 5.2 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 25, 2015, by and among H&R Block, Inc. and Block Financial LLC and J.P. Morgan Securities LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated September 30, 2015, among H&R Block, Inc., Block Financial LLC (formerly known as Block Financial Corporation), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) and U.S. Bank National Association, as separate trustee.

4.2	Officers’ Certificate, dated September 30, 2015, of Block Financial LLC (including the Form of the 4.125% Note due 2020 and the Form of the 5.250% Note due 2025).

5.1	Opinion of Weil, Gotshal and Manges LLP.

5.2	Opinion of Stinson Leonard Street LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

23.2	Consent of Stinson Leonard Street LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: September 30, 2015	By:	/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 25, 2015, by and among H&R Block, Inc. and Block Financial LLC and J.P. Morgan Securities LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated September 30, 2015, among H&R Block, Inc., Block Financial LLC (formerly known as Block Financial Corporation), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) and U.S. Bank National Association, as separate trustee.

4.2	Officers’ Certificate, dated September 30, 2015, of Block Financial LLC (including the Form of the 4.125% Note due 2020 and the Form of the 5.250% Note due 2025).

5.1	Opinion of Weil, Gotshal and Manges LLP.

5.2	Opinion of Stinson Leonard Street LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

23.2	Consent of Stinson Leonard Street LLP (included in Exhibit 5.2).